Nasdaq Symbol
USPI

September 28, 2001

UNIQUE HEALTHCARE PROVIDER

Don Steen
Chairman and Chief Executive Officer

Bill Wilcox
President

Mark Kopser
Chief Financial Officer

KEY INVESTMENT POINTS

•	Leading operator of surgery centers and private surgical hospitals in the U.S. and Western Europe
•	Fast growing, fragmented industry
•	Attractive relationships with prestigious not-for-profit hospital systems
•	Attractive same store volume and pricing metrics
•	Significant acquisition and development opportunities
•	Experienced management with proven track record

COMPANY INFORMATION

COMPANY PROFILE

•	Surgery focus in all markets
•	Quality experience for physicians, patients and payors
•	35 surgery centers and nine private surgical hospitals in the U.S., Spain and the U.K.
•	12% domestic and 10% international same store case growth from 1999 to 2000
•	$112.0 million revenue and $24.7 million EBITDA, less Minority Interests, for the first six months of 2001
•	14.9% domestic and 9.9% international same store case growth from 2Q00 to 2Q01
•	Strategic relationships with 6 healthcare system partners covering 19 domestic USPI facilities

SURGERY CENTER MODEL

•	4 operating rooms
•	15,000 sq. ft.
•	Revenue - $5.0 mm
•	EBITDA margin of 33%

% Ownership

35%	USPI
30%	Physicians
35%	Healthcare Systems

FAVORABLE REVENUE AND PAYOR MIX

2000 Revenue Mix

Orthopedic & Pain Management	33%
Obstetrics/Gynecology	14%
GeneralSurgery	10%
Ear, Nose & Throat	8%
Gastrointestinal	7%
Plastic Surgery	6%
Ophthalmology	5%
Other	17%

2000 Payor Mix

Private Insurance	69%
Self-Pay	15%
Government	12%
Other	4%

High Margin Specialties and Reliable Payors

EXPERIENCED SENIOR MANAGEMENT

Name	Title	Experience	Years

Don Steen	Chairman and CEO	President, HCA’s International Group CEO, Medical Care America	30
Bill Wilcox	President	CEO, United Dental Care President, Medical Care America	25
Mark Kopser	CFO	CFO, HCA’s International Division	14
Sue Shelley	EVP	HCA’s Ambulatory Surgery Division Medical Care America	23
Dave Alexander, M.D.	President, OrthoLink	Chairman, OrthoLink	10
Gabriel Masfurroll	President, Spanish Ops.	President and CEO, HCA’s Spanish Ops.	20
Rick Sirchio	V.P. Treasury/Investor Relations	Healthcare Segment Head, CitiCorp Healthcare Department Head, GE Capital	25

INDUSTRY OVERVIEW

United States

RAPIDLY GROWING MARKET

U.S. Outpatient Surgery Market
(Surgeries In thousands)

	1980	1985	1990	1995	2000E

Hospital Outpatient Surgeries	94%	90%	83%	75%	72%
Freestanding Facility Outpatient Surgeries	6%	10%	17%	25%	28%

	3,785	7,742	13,338	17,324	23,940

In 1980, outpatient surgery represented 15% of all surgeries

TECHNOLOGY DRIVES GROWTH

•	Improved anesthesia shortens recovery time
	o	Minimizes post-operative side effects such as pain, nausea and drowsiness
•	Lasers, arthroscopy, enhanced endoscopic techniques and fiber optics reduce trauma and recovery time

CHANGING ENVIRONMENT DRIVES GROWTH

•	Cost-conscious payors prefer lower cost surgery centers over acute care hospitals
	o	More efficient staffing and space utilization
	o	Specialized operating environment
	o	Lower facility development costs and overhead

•	Regulatory changes allow more outpatient surgeries
	o	Some states allow 23-hour stays, expanding the types of procedures that qualify as “outpatient”

CUSTOMERS DRIVE GROWTH

Advantages to Physician

•	Better patient experience
•	Increased physician productivity
•	Greater scheduling flexibility
•	More consistent nursing staff
•	Faster turnaround time between cases
•	More controlled environment

Advantages to Patient

•	More personalized attention
•	Less institutional atmosphere
•	Simplified admissions and discharge procedures
•	Better patient experience

INDUSTRY OVERVIEW

Europe

OPPORTUNITIES IN WESTERN EUROPE

•	Similar drivers as in the United States
•	Physician-driven healthcare
•	Contracting with payors requires critical mass and efficient operations
•	Limited competition

NATIONAL HEALTH LIMITATIONS

•	Long waiting lists for elective surgery (often exceeding 12 months)
•	Cancer biopsies can be delayed up to six months
•	Overcrowded, aging government facilities
•	Led to emergence of private healthcare networks
	o	Private insurance covers 10%–20% of populations in Europe
	o	NHS uses private healthcare facilities to absorb overflow

PRIVATE HEALTH SPENDING IN EUROPE

Private Expenditure as a Percentage of Total Healthcare Spending

England	11%
Spain	17%
Germany	7%
Italy	16%
Portugal	10%
France	19%
Average	13%

GROWTH STRATEGY

GROWTH STRATEGY

Increasing Number of Facilities

Physicians and Healthcare System Partners

Strong Internal Growth

FOCUS ON INTERNAL GROWTH

•	Maintain high performance standards on existing operations
	o	12% domestic and 10% international same store case growth from 1999 to 2000
	o	14.9% domestic and 9.9% international same store case growth from 2Q00 to 2Q01

•	Implement and enhance operating improvements to attract physicians, drive demand and increase profitability in all markets
	o	Incorporate USPI’s EDGE

PARTNERSHIPS ACCELERATE GROWTH

Benefits to Healthcare Systems

•	Leverages USPI’s operational expertise
•	Allows focus on inpatient business
•	Promotes physician loyalty
•	Creates growth vehicle with limited capital requirements

Benefits to USPI

•	Accelerates growth
•	Provides brand, image, reputation and credibility
•	Promotes managed care contracts

BAYLOR JV CASE STUDY

Same Store June YTD 2001

EBITDA Growth	128%
EBITDA Margin	35%
Case Growth	13%
Net Revenue/ Case Growth	15%

13 total centers (10 currently in operation & 3 under construction)

JOINT VENTURE SUCCESS

•	Baylor Health System
	o	10 operational and 3 in development

•	Meridian Health System
	o	1 operational and 1 in development

•	St. Thomas Health System
	o	3 in development

•	Mt. Sinai
	o	1 awaiting CON approval

STRONG RETURNS ON INVESTMENT

Investment

•	Lease: $250,000 per year
•	Leasehold improvements: $2,000,000
•	Equipment: $2,250,000
•	Start-up Losses: $450,000
•	Working Capital: $700,000 in year three
•	Total Invested: $5,400,000

Returns

•	Breakeven: month eight
•	Management Fee: 7% of Revenue
•	Ramp-up: 60% capacity in year three
•	EBITDA margins: 30%–35%
•	Cash on Cash Return: 30% in year three
•	Physician Return: 25% in year three

Note: Based on a four operating room facility

Return on Invested Capital: 30% in Year Three

GROWING FACILITIES NETWORK

•	Active pipeline
	o	Two Letters of Intent for domestic ASCs executed

•	Expanded network of facilities in existing markets
	o	Two de novo projects opened during third quarter

•	Target one additional Western European market

ACQUISITION UPSIDE

•	Purchase prices for US surgery centers are 6-7 times proforma EBITDA less Minority Interest
•	Overseas surgical hospital purchase prices are 7-8 times proforma EBITDA less Minority Interest
•	Strong same store growth and operational improvements reduce these multiples to 5-6 times EBITDA less Minority Interest during the first 18 months of ownership

FINANCIAL OVERVIEW

RAPID REVENUE GROWTH

($ in millions)

	1998	1999	2000	2000PF

U.S.	9%	33%	39%	52%
Spain	91%	67%	42%	30%
U.K.			19%	18%

Total	$20.6	$70.4	$138.4	$193.7

	June YTD 00	June YTD 01

U.S.	38%	49%
Spain	47%	34%
U.K.	15%	17%

Total	$59.1	$112.1

RAPID EBITDA GROWTH

($ in millions)

	1998	1999	2000	2000PF

U.S.	32%	(34)%	34%	54%
Spain	68%	134%	36%	21%
U.K.			30%	25%

Total	$(2.2)	$4.7	$19.5	$34.3

	June YTD 00	June YTD 01

U.S.	34%	54%
Spain	42%	25%
U.K.	24%	21%

Total	$9.3	$24.7

EXPANDING MARGINS

Same Store Facility EBITDA Margins

	1999	2000	June YTD 2001

U.S.	19%	23%	29%
Spain	15%	17%	20%
U.K.		29%	32%

IMPROVED RECEIVABLES MANAGEMENT

Days Outstanding

1Q99	62
2Q99	59
3Q99	68
4Q99	52
1Q00	57
2Q00	55
3Q00	49
4Q00	49
1Q01	48
2Q01	45

CAPITALIZATION TO SUPPORT CONTINUED GROWTH

($ in millions)

As of June 30, 2001

Cash and Equivalents	$12.1

Senior Debt	$108.0
Subordinated Debt	31.1

Total Debt	$139.1
Preferred Stock	20.1

Total Debt & Preferred Stock	$159.2
Total Shareholders’ Equity	225.2

Total Capitalization	$384.4

RECENT DEVELOPMENTS

•	SEC confirmed USPI’s original treatment for the consolidation of its Long Island facility
	o	YTD June 2001 revenue and EBITDA increased by $1.6 million and $400,000 respectively

MILEPOSTS FOR SUCCESS

2 0 0 1

•	$48-$50 million
	o	Full year EBITDA less Minority Interest

2 0 0 2

•	25% Growth
	o	EBITDA less Minority Interest

•	15% Revenue Growth

Nasdaq Symbol

USPI

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